Exhibit 99.1

DEXCOM, INC. (THE “ISSUER”) HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS CONTAINED IN THE REGISTRATION STATEMENT AND THE OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY OBTAIN THESE DOCUMENTS FOR FREE BY VISITING THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE ISSUER WILL ARRANGE TO SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING TOLL-FREE 1-888-738-3646. YOU MAY ALSO REQUEST A COPY TO BE SENT TO YOU THROUGH THE ISSUER’S WEBSITE AT HTTP://INVESTOR.SHAREHOLDER.COM/DEXCOM/INVESTORKIT.CFM.

COMMON STOCK PURCHASE AGREEMENT

This COMMON STOCK PURCHASE AGREEMENT (“Agreement”) is made as of November 20, 2018, by and between DexCom, Inc., a Delaware corporation (the “Company”), Verily Life Sciences LLC (formerly Google Life Sciences LLC) (“Verily”) and Onduo LLC (“Onduo”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Collaboration and License Agreement (as defined below), which definitions from the Collaboration and License Agreement shall be deemed to be incorporated herein by reference.

RECITALS

WHEREAS, the Company and Verily are parties to that certain Amended and Restated Collaboration and License Agreement, dated as of November 20, 2018 (the “Collaboration and License Agreement”), which amends and restates in its entirety that certain Collaboration and License Agreement dated as of August 10, 2015 by and between the Company and Verily (as amended by Amendment No. 1 thereto effective as of October 25, 2016, “Original Agreement”).

WHEREAS, this Agreement sets forth certain terms and conditions of payments that may be made by the Company to Verily and Onduo pursuant to Section 8 of the Collaboration and License Agreement.

WHEREAS, Section 8.1 of the Collaboration and License Agreement provides that the Company shall pay to Verily and Onduo, in consideration of (a) Verily’s performance of its obligations under the Development Plan, (b) the licenses granted to the Company under Section 7.1 of the Collaboration and License Agreement, and (c) the parties’ agreement to amend and restate the Original Agreement, a second upfront payment in, at the Company’s election, either cash equal to Two-Hundred Fifty Million Dollars ($250,000,000) (the “Upfront Payment Amount”) or an equivalent value of shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), calculated by dividing the Upfront Payment Amount by the Initial VWAP (the “Upfront Shares”), to be allocated between Verily and Onduo as set forth in the Collaboration and License Agreement, it being understood that (i) the issuance of all shares of Common Stock issuable pursuant to this Agreement has been registered under the Securities Act of 1933, as amended (“Securities Act”), on the Company’s registration statement on Form S-3 (File No. 333-228495) (the “Initial Registration Statement”), which became automatically effective upon filing, and (ii) all such shares of Common Stock shall be freely tradeable at the time of issuance (subject solely to the restrictions on the Upfront Shares set forth in Section 1.1).

WHEREAS, Section 8.2 of the Collaboration and License Agreement provides, further, that upon achievement of each Milestone Event, the Company shall pay to Verily and Onduo the applicable Milestone Payment in cash or registered and freely tradable shares of Common Stock (such shares, the “Milestone Shares” and, together with the Upfront Shares, the “Shares”), to be allocated between Verily and Onduo as set forth in the Collaboration and License Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Issuance of Shares.

1.1. Upfront Closing. Pursuant to Section 8.1 of the Collaboration and License Agreement, the Company hereby elects to pay the Upfront Payment Amount to Verily and Onduo through the issuance to Verily and Onduo of the Upfront Shares within ten (10) Business Days after the Antitrust Clearance Date (as defined below) for the issuance of the Upfront Shares. Six percent (6%) of the Upfront Shares shall be issued directly to Verily and ninety-four percent (94%) of the Upfront Shares shall be issued directly to Onduo. The issuance of the Upfront Shares shall be in consideration of (a) Verily’s performance of its obligations under the Development Plan, (b) the licenses granted to the Company under Section 7.1 of the Collaboration and License Agreement, and (c) the parties’ agreement to amend and restate the Original Agreement, and the Upfront Shares must be duly and validly authorized, issued, fully paid, nonassessable, registered under the Securities Act and freely tradable (subject solely to the restrictions on trading set forth in this Section 1.1) at the time of the delivery of the Upfront Shares to Verily and Onduo. The Upfront Shares shall be uncertificated and shall be registered in Verily’s name or Onduo’s name, as the case may be, on the books of the Company by the Company’s transfer agent (unless otherwise instructed by Verily or Onduo, as the case may be, in writing). Neither Verily, Onduo nor Onduo’s Permitted Transferees (as defined below) may sell, transfer or otherwise dispose of (“Transfer”) more than $20 million of the Upfront Shares (calculated by dividing such amount by the Initial VWAP), in the aggregate among Verily, Onduo and Onduo’s Permitted Transferees, per calendar quarter (the “Transfer Limitation”); provided, that as between Verily and Onduo, Onduo shall have first priority over Verily; provided, further, that, this restriction will end upon the earlier of September 30, 2021 and the Launch of the Second Product; provided, further, that Onduo shall be permitted to Transfer shares of Common Stock to any member or members of Onduo (Onduo’s “Permitted Transferees”), subject to the agreement of any such recipient of transferred shares to be bound by the restrictions of this Section 1.1 (it being understood that any such Transfer shall not count toward the Transfer Limitation); provided, further, that, notwithstanding the Transfer Limitation, Verily and Onduo (and any Permitted Transferee) may from time to time enter into, maintain, adjust, and consummate one or more equity derivative transactions, each designed to hedge some or all of the risk to Verily or Onduo (or any such Permitted Transferee), as the case may be, of holding Upfront Shares and, solely in connection with any such equity derivative transaction, may agree with its counterparty thereto to loan, pledge or otherwise encumber or hypothecate some or all of the Upfront Shares to which such equity derivative transaction relates in favor of such counterparty to facilitate hedging by such counterparty of its risk in entering into, maintaining and adjusting such equity derivative transaction with Verily or Onduo (or any Permitted Transferee), as the case may be; and provided, further, none of the loans, pledges or other encumbrances or hypothecations of Upfront Shares by Verily, Onduo or any Permitted Transferee may be settled in such shares, except in compliance with the Transfer Limitation. Verily hereby agrees to be bound by the restrictions of this Section 1.1 with respect to any Upfront Shares that Onduo Transfers to Verily. The closing of the sale and purchase of the Upfront Shares (the “Upfront Closing”) will take place remotely via the exchange of documents and signatures after the satisfaction or waiver of each of the conditions set forth in Section 6 and Section 7 (other than those conditions that by their nature are to be satisfied at the Upfront Closing, but subject to the fulfillment or waiver of those conditions) within ten (10) Business Days after the receipt of the last authorization, approval, clearance or waiting period expiration or termination that is required in connection with the issuance of the Upfront Shares under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”) or any non-U.S. antitrust, merger control or competition law (collectively with the HSR Act, any “Antitrust Law”) (the date of receipt of the last authorization, approval, clearance or waiting period expiration or termination that is required in connection with the issuance of the Upfront Shares and each issuance of Milestone Shares, each an “Antitrust Clearance Date”).

1.2. Milestone Closings. In the event that the Company exercises its option to pay a Milestone Payment by issuing Milestone Shares to Verily and/or Onduo pursuant to Section 8.2.1 of the Collaboration and License Agreement, the Company shall provide written notice of such election to Verily and/or Onduo, as applicable, within two (2) Business Days following achievement of the applicable Milestone Event (a “Payment Election”). In the event that the Company makes a Payment Election, the Company shall issue to Verily and/or Onduo the applicable Milestone Shares, allocated as set forth in the Collaboration and License Agreement, by the later of thirty (30) days following the achievement of the applicable Milestone Event, or if the receipt of any authorization, approval, clearance or waiting period expiration or termination is required in connection with the issuance of such Milestone Shares under any Antitrust Law, ten (10) Business Days after the Antitrust Clearance Date with respect to such Milestone Shares (each such issuance, a “Milestone Closing” and, each of the Upfront Closing and each Milestone Closing, a “Closing”). Milestone Shares must be duly and validly authorized, issued, fully paid, nonassessable, registered under the Securities Act and freely tradable at the time of their delivery to Verily and/or Onduo. Milestone Shares shall be uncertificated and shall be registered in Verily’s name or Onduo’s name, as the case may be, on the books of the Company by the Company’s transfer agent (unless otherwise instructed by Verily or Onduo, as the case may be, in writing). Each Milestone Closing, if applicable, will take place remotely via the exchange of documents and signatures after the satisfaction or waiver of each of the conditions set forth in Section 6 and Section 7 (other than those conditions that by their nature are to be satisfied at the applicable Milestone Closing, but subject to the fulfillment or waiver of those conditions).

1.3. Obligations and Remedies. Notwithstanding anything contained in this Section 1, nothing in this Agreement shall limit the Company’s or Verily’s rights, obligations or remedies under the Collaboration and License Agreement.

1.4. Late Payment. Any payment or portions thereof due under this Agreement that are not paid when due shall bear an interest rate of 1.5% per month from the payment due date until paid in full. This Section 1.4 shall in no way limit any other remedies available to the parties under this Agreement or the Collaboration and License Agreement.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to Verily and Onduo that the following representations and warranties are true and correct as of the date hereof and as of each Closing:

2.1. Organization, Valid Existence and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as currently conducted. The Company is duly qualified to transact business as a foreign corporation in each jurisdiction in which it conducts its business, except where failure to be so qualified would not reasonably be expected to result, either individually or in the aggregate, in a material adverse effect on the Company’s financial condition, business or operations (a “Material Adverse Effect”).

2.2. Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for (i) the authorization, execution and delivery of this Agreement, (ii) the performance of all obligations of the Company hereunder, and (iii) the authorization, issuance, sale and delivery of the Shares has been taken or, in the case of the preceding clause (iii), will be taken prior to the applicable Closing. This Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

2.3. Valid Issuance of Registered Shares. The Shares that are being issued to Verily and Onduo by the Company hereunder have been duly and validly authorized and, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, nonassessable, registered under the Securities Act and freely tradable (subject solely to the restrictions on the Upfront Shares set forth in Section 1.1) and will be issued to Verily and Onduo free of any preemptive or similar rights and of any liens, encumbrances and restrictions on transfer, other than (i) any liens or encumbrances that are created or imposed solely by Verily or Onduo and (ii) with respect to the Upfront Shares, as set forth in Section 1.1.

2.4. Non-Contravention. No consent, approval, order or authorization of, notice to, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority, or any stock exchange or self-regulatory organization, on the part of the Company is required in connection with the consummation of the issuance of the Shares contemplated by this Agreement, except for (i) the filing of a prospectus supplement with the United States Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) under the Securities Act and the continued effectiveness of the Initial Registration Statement (or the filing and continued effectiveness of one or more successor registration statements under the Securities Act that maintain the registration of the issuance of the shares of Common Stock hereunder (all such registration statements, together with the Initial Registration Statement, the “Registration Statement”)) and (ii) any filings that may be required in connection with the issuance of any Shares under any Antitrust Laws and any clearances or waiting period expirations or terminations related thereto. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (a) violate any provision of the organizational documents of the Company or (b) result in any violation of, or constitute, with or without the passage of time and giving of notice, either (1) a default in any material respect of any contract, agreement, instrument, judgment, order, writ or decree or (2) an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material contract, agreement, order, instrument, indenture, permit, license, authorization or approval applicable to the Company.

2.5. SEC Compliance. The Company is in compliance in all material respects with all requirements applicable to it under the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder (the “Exchange Act”) and the documents filed with the SEC during the twelve month period prior to the date hereof and the applicable Closing (the foregoing materials, including the exhibits thereto and documents incorporated therein, together with the Registration Statement and any amendment or supplement thereto, the “SEC Documents”) comply in all material respects with the requirements of the Exchange Act and the Securities Act, as applicable, and the rules and regulations of the SEC thereunder. As of their respective filing dates, none of the SEC Documents contained any untrue statement of material fact or omitted a material fact required to be stated therein or necessary in order to make the statement therein, in the light of the circumstances under which they were made, not misleading.

2.6. Reporting Company; Form S-3. The Company was not at the time of the filing of the Registration Statement and is not an “ineligible issuer” (as defined in Rule 405 promulgated under the Securities Act) and was and is eligible to register the issuance of the Shares hereunder on a registration statement on Form S-3 under the Securities Act. The Registration Statement, and any amendment or supplement thereto, conforms and will conform in all material respects to the requirements of the Securities Act and the rules and regulations thereunder. The prospectus used by the Company in connection with the registration of the Shares, and any amendment or supplement thereto, conforms in all material respects to the requirements of the Securities Act and the rules and regulations thereunder. Neither the Registration Statement nor any amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the prospectus used by the Company in connection with the registration of the Shares nor any amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has not taken any action designed to, or, to the Company’s knowledge, is reasonably likely to have the effect to, terminate the registration of the Common Stock under the Exchange Act or delist the Common Stock from the Nasdaq Global Select Market (“Nasdaq”). The Company has not received any written notification that the SEC or Nasdaq is contemplating terminating such registration or listing.

2.7. Nasdaq. The Common Stock is listed on Nasdaq and there are no proceedings to revoke or suspend such listing.

3. Representations and Warranties of Verily. Verily hereby represents and warrants to the Company that, as of the date hereof and as of the applicable Closing, Verily has all requisite power and authority to enter into this Agreement, and such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

4. Representations and Warranties of Onduo. Onduo hereby represents and warrants to the Company that, as of the date hereof and as of the applicable Closing, Onduo has all requisite power and authority to enter into this Agreement, and such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

5. Antitrust Laws.

5.1. Notices and Filings. The parties will cooperate with each other to determine whether any filings or notifications would be required under any of the Antitrust Laws in connection with each issuance of Shares (each such issuance, a “Share Payment”), and each party will, and will use its reasonable best efforts to cause its “ultimate parent entity/ies” as that term is defined in the HSR Act to, properly prepare and make within ten (10) Business Days after (i) the date hereof in the case of the Upfront Shares or (ii) the applicable Payment Election in the case of any Milestone Shares, as applicable, any required or, in the case of any Milestone Shares, in Verily’s and Onduo’s reasonable judgment, after reasonable consultation with the Company, reasonably advisable filing or notification with a governmental authority under any of the Antitrust Laws relating to any Share Payment. Each party will promptly notify the others of the receipt of any comments on, or any requests for amendments or supplements to, or any requests for information related to any such filings or the issuance of Shares described therein, in each case by any governmental authority.

5.2. Approvals; Termination of Waiting Periods. Without limiting the generality of the foregoing, each party hereby covenants and agrees to use its respective reasonable best efforts to secure termination of any waiting periods under the HSR Act and any other applicable Antitrust Law and obtain the consent or approval of any governmental authority necessary to consummate the transactions described in each notification filed pursuant to Section 5.1. Notwithstanding anything to the contrary herein (including Section 5.3), no party shall have any obligation to (a) litigate or contest any challenge by a governmental authority to any Share Payment or to any notification pursuant to Section 5.1 made under any of the Antitrust Laws in connection with any Share Payment, (b) make proposals, execute or carry out agreements, or submit to orders providing for (i) the sale, license, divestiture, or other disposition or holding separate of any assets, lines of business, operations, or equity holdings of such party or of any of its respective affiliates, (ii) the imposition of any limitation or restriction on the ability of such party or any of its affiliates to freely conduct its business, (iii) any conduct or other remedies, or (iv) any limitation or regulation on the ability of such party or any of its affiliates to exercise full rights of ownership over its (and in the case of Verily and Onduo, the Company’s) shares and equity holdings, or (c) substantially comply with a request for additional information or documentary material issued by a governmental authority in connection with any of the transactions described in any notification (a so-called “second request”) under the HSR Act. Neither the Company nor Verily nor Onduo will, without the advance written consent of the other parties hereto, propose to a governmental authority, discuss with a governmental authority, agree with a governmental authority, or effect any of the actions described in subclause (b) of the preceding sentence in connection with any Share Payment.

5.3. Cooperation. Each party will keep the others apprised of the status of matters relating to the completion of the transactions contemplated hereby and work cooperatively in connection with obtaining any consent or approval of any governmental authority required or, in the case of any Milestone Shares, in Verily’s and Onduo’s reasonable judgment, after reasonable consultation with the Company, reasonably advisable under any Antitrust Law to consummate each Share Payment, including, to the extent lawful, (i) promptly notifying the others of, and if in writing, furnishing the other with copies of any substantive communications from or with any such governmental authority with respect to any Share Payment, (ii) permitting the other parties to review and discuss in advance, and considering in good faith the views of one another in connection with, any proposed written (or any material proposed oral) substantive communication with any such governmental authority with respect to any Share Payment, (iii) not participating in any in-person or telephonic meeting with any such governmental authority with respect to any Share Payment unless it consults with the other parties in advance and to the extent permitted by such governmental authority gives the other parties the opportunity to attend and participate thereat, (iv) furnishing the other parties upon request with copies of all substantive correspondence and communications between it and any such governmental authority with respect to any notification, and (v) furnishing the other parties with such necessary information and reasonable assistance as such other parties may reasonably request in connection with its preparation of necessary filings or submissions of information to any such governmental authority required in connection with any Share Payment.

5.4. Confidentiality. The parties may, as they deem advisable and necessary, reasonably designate any commercially sensitive material provided to any of the others under this Section 5 as “outside counsel only.” Such materials and the information contained therein shall be given only to the outside legal counsel of the recipient and will not be disclosed by such outside counsel to the recipient or to employees, officers or directors of the recipient unless express written permission is obtained in advance from the source of the materials.

5.5. Fees. Each party will be responsible for its the fees and costs associated with the preparation and submission of any required notification and/or the provision of any supplemental information to the applicable antitrust authority(ies), including any legal fees incurred by such party in connection with such party’s obligations pursuant to Sections 5.1, 5.2 and 5.3; provided, that, the Company shall pay half of the filing or similar fees of Verily.

6. Conditions to Verily’s and Onduo’s Obligations at Each Closing. The obligations of Verily and Onduo at each Closing are subject to the fulfillment, on or before the applicable Closing, of each of the following conditions, any of which may be waived, in writing, exclusively by Verily and Onduo (or, if only one such party is to receive Shares at such Closing, exclusively by such party).

6.1. Representations and Warranties. Each of the representations and warranties of the Company contained in Section 2 shall have been true and accurate when made and shall be true and correct on and as of the applicable Closing with the same force and effect as if they had been made at such Closing.

6.2. Performance. The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the applicable Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein at such Closing.

6.3. No Material Adverse Event. There shall not have been any effect, change, event or occurrence that, individually or in the aggregate, would reasonably be expected as of the applicable Closing to have a Material Adverse Effect and no Material Adverse Effect shall have occurred since the execution of this Agreement that is continuing as of the applicable Closing.

6.4. Registration. The Shares issuable in each Closing shall have been registered under the Securities Act and shall be freely tradable by Verily or Onduo, as the case may be, at the time such Shares are issued to Verily or Onduo in such Closing (subject solely to the restrictions on the Upfront Shares set forth in Section 1.1). The Registration Statement will be effective at the time of issuance of such Shares hereunder and no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the SEC.

6.5. Officer’s Certificate. At each Closing, an authorized officer of the Company shall have delivered to Verily and Onduo a certificate in the form attached hereto as Exhibit A, certifying that the conditions specified in Sections 6.1, 6.2, 6.3, and 6.4, and, to the knowledge of the Company, Sections 6.6, 6.7, 6.8, 6.9 and 6.10 have been fulfilled with respect to such Closing.

6.6. Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States, any state or any non-U.S. jurisdiction that are required in connection with the lawful issuance of the Shares pursuant to this Agreement (including any authorizations, approvals, clearances or waiting period expirations or terminations required under any Antitrust Laws) shall have been duly obtained and effective as of the applicable Closing. The Company shall have obtained any and all consents and waivers necessary for the consummation of the transactions contemplated by this Agreement.

6.7. No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court, governmental authority or regulatory body of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

6.8. No Proceedings or Litigation. No action, suit or proceeding before any court, arbitrator or any governmental authority or regulatory body shall have been commenced, and no investigation by any governmental authority or regulatory body shall have been threatened, against any of the parties or, to their knowledge, any of their respective officers, directors, managers or affiliates, seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

6.9. SEC Compliance. With respect to each Closing, the Company shall have filed with the SEC all the documents required to be filed by the Company with the SEC during the 12-month period prior to such Closing, and all such documents shall comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC thereunder.

6.10. Nasdaq. Immediately prior to each Closing, the Common Stock and any Shares to be issued at such Closing shall be listed on Nasdaq and there shall be no proceedings to revoke or suspend such listing.

6.11. Collaboration and License Agreement. The Collaboration and License Agreement shall have become effective and, if required with respect to such Closing, the Antitrust Clearance Date for the issuance of the Shares to be issued at such Closing shall have been achieved.

7. Conditions to the Company’s Obligations at Closing. The obligations of the Company to Verily and Onduo at each Closing are subject to the fulfillment, on or by the applicable Closing, of each of the following conditions, any of which may be waived, in writing, exclusively by the Company.

7.1. Representations and Warranties. The representations and warranties of Verily and Onduo contained in Section 3 and Section 4, respectively, shall have been true and correct when made and shall be true and accurate in all respects on and as of the applicable Closing with the same force and effect as if they had been made at such Closing.

7.2. Performance. Verily and Onduo shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

7.3. No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court, governmental authority or regulatory body of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.4. No Proceedings or Litigation. No action, suit or proceeding before any court, arbitrator or any governmental authority or regulatory body shall have been commenced, and no investigation by any governmental authority or regulatory body shall have been threatened, against any of the parties or, to their knowledge, any of their respective officers, directors, managers or affiliates, seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

7.5. Collaboration and License Agreement. The Collaboration and License Agreement shall have become effective and, if required with respect to such Closing, the Antitrust Clearance Date for the issuance of the Shares to be issued at such Closing shall have been achieved.

8. Miscellaneous.

8.1. Survival of Representations and Warranties. The representations and warranties of the Company, Verily and Onduo contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the applicable Closing, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of Verily, Onduo or the Company.

8.2. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of California (without reference to the conflicts of law provisions thereof).

8.3. Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

8.4. Headings; Interpretation. In this Agreement, (a) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined, (b) the captions and headings are used only for convenience and are not to be considered in construing or interpreting this Agreement and (c) the words “including,” “includes” and “include” shall be deemed to be followed by the words “without limitation.” All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference. In the event of any inconsistency between the terms of this Agreement and Article 8 of the Collaboration and License Agreement (including any defined terms therein) or any other provision of the Collaboration and License Agreement relating to the issuance of Shares, unless otherwise mutually agreed to in writing by Verily, Onduo and the Company, the terms of this Agreement shall govern. In the event of any inconsistency between the terms of this Agreement and any other provision of the Collaboration and License Agreement, unless otherwise mutually agreed to in writing by Verily, Onduo and the Company, the terms of the Collaboration and License Agreement shall govern.

8.5. Notices. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement must be made in compliance with and subject to the terms and conditions set forth in Section 14.3 of the Collaboration and License Agreement and, in the case of Onduo, to such address as is set forth on its signature page hereto or such other address as it shall specify in a written notice to the other parties.

8.6. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, Verily and Onduo. Any amendment or waiver effected in accordance with this Section 8.6 shall be binding upon Verily, Onduo and the Company. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance. No waiver granted under this Agreement as to any one provision herein shall constitute a subsequent waiver of such provision or of any other provision herein, nor shall it constitute the waiver of any performance other than the actual performance specifically waived.

8.7. Severability. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement.

8.8. Entire Agreement. This Agreement, together with the Collaboration and License Agreement and all exhibits and schedules hereto and thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede any and all prior negotiations, correspondence, agreements, understandings duties, or obligations, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof. For avoidance of doubt, this Agreement shall not supersede the Contribution Agreement.

8.9. Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

8.10. Costs, Expenses. Except to the extent otherwise set forth herein, the Company, Verily and Onduo will each bear its own expenses in connection with the preparation, execution and delivery of this Agreement.

8.11. No Finder’s Fees. Each of Verily and Onduo agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability as a result of the performance of services of any such finder or broker) for which it or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless Verily and Onduo from any liability for any commission or compensation in the nature of a finder’s or broker’s fee (and any asserted liability as a result of the performance of services by any such finder or broker) for which the Company or any of its officers, employees or representatives is responsible.

8.12. Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement; provided, that without limiting any of the other covenants of Verily and Onduo under this Agreement, Verily’s and Onduo’s obligations under this Section 8.12 shall be limited to using commercially reasonable efforts to provide such information and documentation as is necessary to enable the Company to register the Shares on the Registration Statement.

8.13. Failure to Make a Share Payment. If (a) the Company fails to make a proposed Share Payment by the date set forth herein and pursuant to the terms hereunder (including, without limitation, because the conditions set forth in Section 6 and Section 7 have not been fulfilled) or (b) if required with respect to a particular Closing, the Antitrust Clearance Date for the issuance of the Shares to be issued at such Closing has not occurred within six (6) months following the making of any notices or filings under the Antitrust Laws, the party to which such Shares would be issued may, by written notice to the Company, provide that the Company shall make such payment in cash in lieu of delivering such Shares, such payment to be made in accordance with the applicable provisions of the Collaboration and License Agreement within five (5) Business Days of delivery of such notice.

8.14. Termination. This Agreement shall automatically terminate upon the earlier to occur of (a) the written consent of each of the Company, Verily and Onduo, (b) the termination of the Collaboration and License Agreement, (c) the merger, consolidation or conversion of the Company into any other entity or any sale, lease, exchange and/or license, in one transaction or a series of transactions, of all or substantially all of the assets of the Company as a result of which the Company’s stock is no longer listed on The Nasdaq Stock Market or The New York Stock Exchange, in each case without the prior written consent of Verily and Onduo, (d) any liquidation, dissolution or winding up of the Company or the institution of any proceedings relating thereto, and (e) any assignment of this Agreement without the prior written consent of Verily and Onduo; provided, that each party hereto shall remain liable for any breaches of this Agreement by such party prior to its termination; provided, further, that this Section 8 shall survive any such termination; and, provided, further, that in the event of any such termination, the Company shall make all payments due under the Collaboration and License Agreement in cash in accordance with the applicable provisions of the Collaboration and License Agreement.

8.15. Confidentiality. The parties agree that each party shall keep confidential and shall not disclose or otherwise use for any purpose other than as provided in this Agreement the existence and terms of this Agreement and any confidential or proprietary information furnished to it by another party pursuant to, and in accordance with, the terms and conditions of this Agreement (collectively, “Confidential Information”), except (i) as required to be disclosed under applicable federal, state or local law or regulation, or any applicable requirement of any stock exchange, or a valid order issued by a court or governmental agency of competent jurisdiction and (ii) that the receiving party may disclose Confidential Information to the receiving party’s representatives who need to know the Confidential Information to assist the receiving party, or act on its behalf, to exercise its rights or perform its obligations under the Agreement, and (iii) in communication with existing and potential investors, consultants, and advisors (including financial advisors, lawyers and accountants) on a need to know basis, in each case, under appropriate confidentiality provisions substantially equivalent to those of this Agreement. Confidential Information shall not include information or materials to the extent that it can be established by the receiving party that such information or material: (a) was already known to or possessed by the receiving party, other than under an obligation of confidentiality (except to the extent such obligation has expired the relevant agreement pursuant to which such obligation was established permits such disclosure), at the time of disclosure; (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party; (c) became generally available to the public or otherwise part of the public domain after its disclosure to the receiving party and other than through any act or omission of the receiving party in breach of this Agreement; (d) was independently developed by the receiving party without use of or reference to the disclosing party’s Confidential Information as demonstrated by documented evidence prepared contemporaneously with such independent development; or (e) was disclosed to the receiving party on a non-confidential basis by a third party having the right to make such non-confidential disclosure. The receiving party shall protect and safeguard the confidentiality of the disclosing party’s Confidential Information with at least the same degree of care as the receiving party would protect its own Confidential Information, but in no event with less than a commercially reasonable degree of care.

8.16. Stock Splits. The number of Shares issuable hereunder shall be adjusted for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event with respect to the Common Stock after the date of this Agreement. For avoidance of doubt, no adjustment under this Section 8.16 shall preclude any termination in accordance with the terms of Section 8.14.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this COMMON STOCK PURCHASE AGREEMENT as of the date first written above.

COMPANY:

DEXCOM, INC.

By:	/s/ Quentin Blackford
Name:	Quentin Blackford
Title:	Chief Financial Officer

[SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this COMMON STOCK PURCHASE AGREEMENT as of the date first written above.

VERILY:

VERILY LIFE SCIENCES LLC

By:	/s/ Andrew Conrad
Name:	Andrew Conrad
Title:	Chief Executive Officer

[SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this COMMON STOCK PURCHASE AGREEMENT as of the date first written above.

ONDUO:

ONDUO LLC

By:	/s/ Joshua Riff
Name:	Joshua Riff
Title:	CEO

Address:

Onduo LLC 55 Chapel Street, Suite 10
Newton, MA 02458
Attention: Chief Executive Officer

[SIGNATURE PAGE TO COMMON STOCK PURCHASE AGREEMENT]

Exhibit A

Closing Certificate

DEXCOM, INC.

OFFICERS CERTIFICATE

Reference is made to the Common Stock Purchase Agreement, dated as of November 20, 2018 (the “Stock Purchase Agreement”), by and between DexCom, Inc. (the “Company”), Verily Life Sciences LLC (formerly Google Life Sciences LLC) (“Verily”) and Onduo LLC (“Onduo”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Stock Purchase Agreement. This certificate is being delivered pursuant to Section 6.5 of the Stock Purchase Agreement.

I,                     , in my capacity as                          of the Company, DO HEREBY CERTIFY ON BEHALF OF THE COMPANY that:

1. Each of the representations and warranties of the Company contained in Section 2 of the Stock Purchase Agreement was true and correct when made and is true and correct on and as of the [Upfront][applicable Milestone] Closing with the same force and effect as if it had been made at the [Upfront][applicable Milestone] Closing.

2. The Company has performed and complied in all material respects with all agreements, obligations and conditions contained in the Stock Purchase Agreement and the Collaboration and License Agreement that are required to be performed or complied with by it on or before the [Upfront][applicable Milestone] Closing and has obtained all approvals, consents and qualifications necessary to complete the purchase and sale described in the Stock Purchase Agreement at the [Upfront][applicable Milestone] Closing, including, for the avoidance of doubt, the registration of the Shares as set forth in Section 6.4.

3. There has not been any effect, change, event or occurrence that, individually or in the aggregate, would reasonably be expected as of the [Upfront][applicable Milestone] Closing to have a Material Adverse Effect and no Material Adverse Effect has occurred since the execution of the Stock Purchase Agreement that is continuing as of the date of this certificate.

4. The Shares issuable in the [Upfront][applicable Milestone] Closing have been registered under the Securities Act of 1933, as amended, and are freely tradable [(subject solely to the restrictions on the Upfront Shares set forth in Section 1.1 of the Stock Purchase Agreement)]. The Registration Statement is effective and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the SEC.

5. To the knowledge of the Company, the conditions specified in Sections 6.6, 6.7, 6.8, 6.9 and 6.10 of the Stock Purchase Agreement have been fulfilled.

6. The number of shares to be issued to Verily by the Company is [            ] in the [Upfront][applicable Milestone] Closing.

7. The number of shares to be issued to Onduo by the Company is [            ] in the [Upfront][applicable Milestone] Closing.

IN WITNESS WHEREOF, the undersigned has executed this certificate on behalf of the Company, solely in my capacity as                      of the Company, and caused it to be delivered on this          day of                     , 201    .

Name:
Title: